SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 15, 1997

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

                                   Washington

    0-25188                                               91-1653725
Commission File Number                              IRS Identification No.

                  1201 Third Avenue, Seattle, Washington 98101
         --------------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                  206-461-2000
                Registrant's telephone number including area code







Item 7.  Financial Statements and Exhibits

          (c) 1.  Press Release dated May 13, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             WASHINGTON MUTUAL, INC.



    Date:  May 15, 1997             By:      /s/ Marc R. Kittner
                                             -------------------
                                             Marc R. Kittner
                                             Senior Vice President and
                                             Corporate Counsel